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EXHIBIT 10.48

                      Dated  April 1, 1998

                INDO-PACIFIC ENERGY (NZ) LIMITED

               BORAL ENERGY RESOURCES NZ LIMITED

           TRANS NEW ZEALAND OIL COMPANY (NZ) LIMITED

          TRANS-ORIENT PETROLEUM COMPANY (NZ) LIMITED

         DEED OF ASSIGNMENT AND ASSUMPTION - PEP 38332

THIS DEED is made April 1, 1998

BETWEEN   TRANS NEW ZEALAND OIL COMPANY (NZ) LIMITED of 284
Karori Road, Wellington, New Zealand ("TNZO")

AND  TRANS-ORIENT PETROLEUM COMPANY (NZ) LIMITED of 284 Karori
Road, Wellington, New Zealand ("TOP(NZ)")

AND  BORAL ENERGY RESOURCES NZ LIMITED of 38 Bruce Mclaron Road,
Henderson, Auckland, New Zealand ("Boral")

AND  INDO-PACIFIC ENERGY (NZ) LIMITED of 284 Karori Road,
Wellington, New Zealand ("Indo-Pacific")

RECITALS

A. As at the date of this Deed Indo-Pacific, Boral and TNZO are parties to an unincorporated joint venture for the purpose of holding their respective Participating Interests in PEP 38332 in the percentages set out as follows;

     Indo-Pacific   42.50%
     Boral          37.50%
     TNZO           20%

B. TNZO has agreed to sell to TOP(NZ) the Assigned Interest and in order to comply with the terms of the joint venture the Parties have entered into this Deed.

AGREEMENT

1.1  DEFINITIONS AND INTERPRETATION

Definitions: In this Deed (including the Recitals) unless the context otherwise requires:

"Act" means the Crown Minerals Act (NZ) 1991 and any regulations made thereto.

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"Assigned Interest" means a 20% Participating Interest owned by
TNZO.

"Continuing Parties" means Indo-Pacific and Boral

"Deed" means this deed between the Parties.

"Effective Date" means 00.01 hours on 1 April 1998

"Minister" means the Minister of Energy as defined under the Act who administers the approval and registration procedure under the Act.

"Parties" means each of Indo-Pacific, Boral, TOP(NZ), and TNZO.

"Participating Interest" means a percentage interest of a Party in the Permit.

"Permit" means petroleum exploration permit PEP 38332 or any renewal or extension thereof and any mining permit granted pursuant thereto.

1.2 Interpretation: In this Deed, unless a contrary intention appears:

     (a) a reference to this Deed is a reference to this Deed as amended, varied, novated or substituted from time to time;

     (b) a reference to any legislation or any provision of any legislation includes:

          (i) all regulations, orders or instruments issued under the legislation or provision; and

          (ii) any modification, consolidation, amendment, re-enactment, replacement or codification of such legislation or provision;

     (c)  a word:

          (i) importing the singular includes the plural and vice versa; and

          (ii) denoting an individual includes corporations, firms, unincorporated bodies, authorities and instrumentalities;

     (d) a reference to a Party to this Deed or any other instrument includes that Party's executors, administrators, successors and permitted assigns;

     (e) where a word or phrase is given meaning, any other part of speech or grammatical form has a corresponding meaning; and

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     (f)  a reference to a clause number, schedule number or
annexure number (or letter) is a reference to a clause, schedule or annexure of this Deed;

     (g) words and expressions used in this Deed which are used in the Act shall where the context admits have the same meaning as they have in the Act.

2.   APPROVAL

2.1 This Deed and the assignments provided for by it are conditional upon the consent of the Minister being given to this Deed and the assignment pursuant to the Act. The assignment evidenced by this Deed to which the Act applies will relate back to and take effect on and from the Effective Date upon the date of obtaining approval for such dealing in accordance with the Act.

     2.2 The Parties must use all reasonable endeavours to have all dealings evidenced by this Deed approved as contemplated by clause 2.1 as expeditiously as possible.

     2.3 If any dealing evidenced by this Deed is not approved and registered in accordance with clause 2.1 within 12 months from the Effective Date (or such other date as the Parties may agree), any Party may terminate this Deed at any time by notice to the other Parties and this Deed will terminate on the receipt of that notice.

     2.4 On termination of this Deed under clause 2.3, the Parties must execute all documents and do all other things necessary or desirable to place each other in the same position as they would have been had this Deed not been executed or acted upon.

     3.   ASSIGNEE

     3.1 With effect on and from the Effective Date, TNZO assigns to TOP(NZ) and TOP(NZ) assumes the obligations and liabilities in respect of the Assigned Interest arising on and from the Effective Date (excluding liabilities and obligations arising prior to the Effective Date) and shall be entitled to the full benefit and advantage of Assigned Interest and all rights thereunder to the same extent to which TNZO would have been so entitled had the Assigned Interest not been assigned to TOP(NZ).

     3.2 TOP(NZ) will indemnify and keep indemnified the Continuing Parties against all liability which each of them may incur by reason of any breach or non-observance by TOP(NZ) of any of the provisions of this Deed.



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     3.3  With effect on and from the Effective Date, the
Continuing Parties accept the liability of TOP(NZ) as set out in clause 3.1.

     4.   ASSIGNOR

     4.1 TNZO covenants and agrees with the Continuing Parties and TOP(NZ) to duly and punctually discharge all liabilities and perform all obligations incurred in respect of the Assigned Interest prior to the Effective Date (excluding liabilities and obligations scheduled for performance on or after the Effective
Date) regardless of whether such liability and obligations arise before or after the Effective Date.

     4.2 TNZO shall indemnify and hold the Continuing Parties and TOP(NZ) harmless from and against all liability which each of them may incur by reason of any breach or non-observance by TNZO of this Deed.

     5.   PARTICIPATING INTERESTS

     5.1 The Parties agree that on and from the Effective Date their respective Participating Interests shall be as set out below:

          Indo-Pacific        42.50%
          Boral               37.50%
          TOP(NZ)             20%

     6.   MISCELLANEOUS

     6.1 This Deed will be binding upon and enure to the benefit of the Parties, their respective successors and each person who derives from them title to a Participating Interest.

     6.2 This Deed will be governed by and construed in accordance with laws of New Zealand for the time being in force.

     6.3 The Parties submit to the non-exclusive jurisdiction of the Courts of New Zealand and all courts competent to hear appeals therefrom.

     6.4 The Parties will bear their own legal costs arising out of the preparation of this Deed, but TOP(NZ) will bear all stamp duty and consent fees payable on this Deed and any document directly related to or consequential upon this Deed.

     6.5 Each of the Parties must take all such steps, execute all such documents and do all such acts and things as may be reasonably required by any other Party to give effect to the intent of this Deed.


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     6.6  If any party executes this Deed by means of an attorney then such attorney states that he or she has no notice of the revocation of that power of attorney.

EXECUTED by the parties as a Deed.

Executed for and on behalf of INDO-PACIFIC ENERGY (NZ) LIMITED by its duly authorised representatives in the presence of:

/s/ John Burt                 /s/ D.J. Bennett
Signature of witness          Signature of representative

John Burt                     D.J. Bennett
Name of witness               Name of representative


The Common Seal of BORAL ENERGY RESOURCES NZ LIMITED was affixed in the presence of:

/s/ Robert Willink            /s/ Owen Poole
Signature of director         Signature of director

Executed for and on behalf of  TRANS NEW ZEALAND OIL COMPANY (NZ)
LIMITED
by its duly authorised representative in the presence of:

/s/ John Burt                 /s/ Jenni Lean
Signature of witness          Signature of representative

John Burt                     Jenni Lean
Name of witness               Name of representative

Executed for and on behalf of  TRANS-ORIENT PETROLEUM COMPANY
(NZ) LIMITED
by its duly authorised representative in the presence of:

/s/ John Burt                 /s/ Jenni Lean
Signature of witness          Signature of representative

John Burt                     Jenni Lean
Name of witness               Name of representative